UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 8, 2015

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[X]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On December 8, 2015, Franklin Covey Co. (the Company) announced that its board of directors has approved a modified Dutch auction tender offer for up to $35.0 million in value of shares of its common stock at a price within (and including) the range of $15.50 to $17.75 per share. A copy of the press release announcing this approval is being filed as exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Additional Information

This current report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer described in this report and the accompanying exhibit has not yet commenced, and there can be no assurance that the Company will commence the tender offer on the terms described in this report or at all. The solicitation of offers to buy shares of Franklin Covey common stock will only be made pursuant to a Tender Offer Statement on Schedule TO, an Offer to Purchase, a related Letter of Transmittal and other related documents that Franklin Covey will send to its shareholders once the tender offer has commenced. Shareholders of the Company are urged to read the relevant tender offer documents because they will contain important information that shareholders should consider before making any decision regarding tendering their shares. Those materials will be distributed by the Company to the Company's shareholders at no expense to them.

If the Company commences the tender offer, it will file each of the documents referenced in this paragraph with the SEC, and, when available, investors may obtain them for free from the SEC at its website (www.sec.gov) or from the information agent engaged by the Company in connection with the tender offer.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements related to, among other things, a proposed tender offer. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, that the Company may decide, for any number of reasons, not to pursue the tender offer, the conditions to any such tender offer may not be satisfied, market conditions and the price of the Company's common stock may not be favorable, general economic conditions, the Company's cash needs, shareholders may not tender shares in response to the offer in sufficient numbers to make the tender offer advisable and other risks and uncertainties outlined in the Company's documents filed with the SEC, including the Company's most recent annual report on Form 10-K for the fiscal year ended August 31, 2015 as filed with the SEC. All forward-looking statements and other information in this reports are based upon information available as of the date of this report. Such information may change or become invalid after the date of this report, and, by making these forward-looking statements, the Company undertakes no obligation to update these statements after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:
99.1	Press Release Dated December 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	December 8, 2015	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer